                                                                    EXHIBIT 23.5

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in Amkor Technology Inc.'s Form 10-K for the year ended December 31, 2000, as amended, and to all references to our Firm included in this Registration Statement.

/s/ Siana Carr and O'Connor, LLP
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Siana Carr and O'Connor, LLP

Paoli, Pennsylvania
August 15, 2001